Exhibit 99.1

April 6, 2010

EXPLORATION NEWS RELEASE

EL GALLO CONTINUES TO GROW RAPIDLY

MORE THICK INTERCEPTS & GOOD GRADE

125.6 GPT OVER 81.4 METERS, 273.8 GPT SILVER OVER 23.1 METERS

& 725.1 GPT SILVER OVER 8.1 METERS

TORONTO, ONTARIO (April 6, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce additional core drilling results that have expanded the mineralization (Fig. 1) at the El Gallo Project in Sinaloa State, Mexico. The three best holes of the eight assayed since the last update on March 24, 2010 are: 3.7 ounces of silver per ton (opt) over 266.9 ft (feet) (125.6 grams per tonne silver over 81.4 meters (m), 8.0 opt silver over 75.6 ft (273.8 gpt silver over 23.1 m) and 21.1 opt silver over 26.6 ft (725.1 gpt silver over 8.1 m).

Main Zone — Thick Intersections of Good Grade Continue

Mineralization Open in Several Directions

Drilling in the Main Zone successfully extended the mineralization in several directions (Fig. 1, 3). Core hole GAX100, which intersected three thick zones, successfully extended the mineralization encountered in GAX055 (11.4 opt silver over 368.8 ft (390.3 gpt over 117.9 m - Released Feb 11, 2010) by approximately 130 ft (40 m) to the north (Fig. 3).

Core hole GAX122 was drilled to extend the mineralization beyond hole GAX057 (8.3 opt silver over 128.8 ft (283.4 gpt over 39.3 m - Released March 1, 2010), which is the furthest hole drilled along strike to the southeast. This hole was drilled from the same collar location as GAX057 and successfully widened the zone by approximately 80 ft (25 m). US Gold’s geologists believe the potential to find additional mineralization is excellent since the zone remains open in several directions.  Highlights from this drilling are shown below.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX100	3.7	42.0	64.3	106.3	GAX100	127.2	12.8	19.6	32.4
Including	16.6	6.2	93.7	99.9	Including	570.0	1.9	28.6	30.5
And	8.0	75.6	138.1	213.7	And	273.8	23.1	42.1	65.2
Including	13.6	20.0	183.7	203.7	Including	466.4	6.1	56.0	62.1
And	5.1	72.7	322.8	395.5	And	174.2	22.2	98.4	120.6
Including	26.6	5.6	355.3	360.9	Including	911.0	1.7	108.3	110.0

GAX121	2.8	70.2	46.3	116.5	GAX121	97.6	21.4	14.1	35.5
Including	28.6	1.6	90.9	92.5	Including	980.0	0.5	27.7	28.2
And	9.0	12.5	145.0	157.5	And	309.4	3.8	44.2	48.0
And	3.1	27.9	355.6	383.5	And	107.4	8.5	108.4	116.9
Including	14.3	3.3	355.6	358.9	Including	489.0	1.0	108.4	109.4

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX122	3.7	266.9	249.0	515.9	GAX122	125.6	81.4	75.9	157.3
Including	49.3	9.2	290.4	299.5	Including	1,691.1	2.8	88.5	91.3
Including	33.0	4.4	374.5	378.9	Including	1,130.0	1.4	114.2	115.5

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Possible Parallel Zone: High Grades Encountered at Surface and at Depth

Hole GAX103 encountered two intersections of mineralization (Fig. 4). The first intersection, starting at approximately 280 ft (85 m) below surface, is believed to be the continuation of the Main Zone at depth. The second intersection, starting from surface, appears to be a separate mineralized structure that parallels the Main Zone. Ongoing drilling will look to expand the mineralization in both areas. Highlights from drilling in this area are shown below.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX102	1.4	138.0	79.4	217.4	GAX102	47.7	42.1	24.2	66.3
Including	24.0	2.5	184.4	186.8	Including	822.0	0.8	56.2	57.0
And	7.2	14.8	364.8	379.6	And	248.0	4.5	111.2	115.7

GAX103	21.1	26.6	0.0	26.6	GAX103	725.1	8.1	0.0	8.1
Including	74.7	3.1	11.3	14.4	Including	2,560.0	1.0	3.5	4.4
And	47.3	5.4	399.8	405.2	And	1,620.2	1.7	121.9	123.5

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Continuity of Near Surface Mineralization Confirmed

Increasing the Confidence Level

Ongoing delineation drilling continues to encounter good grade starting near surface. Near surface mineralization at El Gallo is common throughout the project area.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX105	4.8	13.8	26.9	40.7	GAX105	165.1	4.2	8.2	12.4
Including	10.4	3.8	26.9	30.7	Including	358.0	1.2	8.2	9.4
And	31.8	5.2	78.3	83.5	And	1,090.8	1.6	23.9	25.5
Including	152.8	1.0	79.6	80.4	Including	5,240.0	0.3	24.2	24.5
And	2.5	15.7	240.6	256.4	And	86.3	4.8	73.4	78.2

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 8 new core holes from this news release see Table 1. To view all 105 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where an exciting high-grade silver discovery has been made. US Gold’s goal is to qualify for inclusion in the S&P 500 within 5 years. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.0 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All angle holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

El Gallo Silver Project: Core Holes Assays	Table 1

April 6, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX100	3.7	42.0	64.3	127.2	12.8	19.6	170°	-70°	212276	2843306

Including	16.6	6.2	93.7	570.0	1.9	28.6

And	8.0	75.6	138.1	273.8	23.1	42.1

Including	13.6	20.0	183.7	466.4	6.1	56.0

And	5.1	72.7	322.8	174.2	22.2	98.4

Including	26.6	5.6	355.3	911.0	1.7	108.3

GAX102	1.4	138.0	79.4	47.7	42.1	24.2	350°	-55°	212137	2843116

Including	24.0	2.5	184.4	822.0	0.8	56.2

And	7.2	14.8	364.8	248.0	4.5	111.2

GAX103	21.1	26.6	0.0	725.1	8.1	0.0	350°	-60°	212166	2843109

Including	74.7	3.1	11.3	2,560.0	1.0	3.5

And	47.3	5.4	399.8	1,620.2	1.7	121.9

GAX105	4.8	13.8	26.9	165.1	4.2	8.2	350°	-70°	212022	2843229

Including	10.4	3.8	26.9	358.0	1.2	8.2

And	31.8	5.2	78.3	1,090.8	1.6	23.9

Including	152.8	1.0	79.6	5,240.0	0.3	24.2

And	2.5	15.7	240.6	86.3	4.8	73.4

GAX106	1.1	23.6	14.4	39.0	7.2	4.4	55°	-60°	212029	2843228

And	1.0	27.9	95.1	33.2	8.5	29.0

Including	4.3	3.3	119.8	147.0	1.0	36.5

And	1.9	12.5	417.7	66.3	3.8	127.3

Including	6.4	2.3	423.2	218.0	0.7	129.0

GAX111	2.7	19.4	35.4	92.4	5.9	10.8	170°	-70°	212282	2843215

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX121	2.8	70.2	46.3	97.6	21.4	14.1	350°	-60°	212289	2843247

Including	28.6	1.6	90.9	980.0	0.5	27.7

And	9.0	12.5	145.0	309.4	3.8	44.2

And	3.1	27.9	355.6	107.4	8.5	108.4

Including	14.3	3.3	355.6	489.0	1.0	108.4

GAX122	3.7	266.9	249.0	125.6	81.4	75.9	350°	-45°	212315	2843178

Including	49.3	9.2	290.4	1,691.1	2.8	88.5

Including	33.0	4.4	374.5	1,130.0	1.4	114.2

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

NSV = No Significant Values

Figure 1

El Gallo Drill Hole Locations - Plan (Aerial) View

April 06, 2010

Legend
Mineralized Footprint
April 06, 2010 Core Hole
Jan 2009 - Mar 2010 Core Hole
Mineralization May Continue in this Direction
Drill Hole Trace
GAX-100 = Drill Hole #
211800
212000
212200
212400
2843600
2843400
2843200 m
211800 m
Open
Main Zone
GAX-100
GAX-105
GAX-106
GAX-111
GAX-121
GAX-122
GAX-102
GAX-103
Eastern Area
Southern Area
N
0 50 100
Meters
0 150 300
Feet

Figure 2

El Gallo Cross Section Location - Plan (Aerial) View

April 06, 2010

Legend
Mineralized Footprint
Core Hole
Mineralization May Continue in this Direction
Cross Section
211800
212000
212200
212400
211800 m
2843600
2843400
2843200 m
2843200
Open
Cross Section Figure 4
Cross Section Figure 3
Main Zone
Eastern Area
Southern Area
0 50 100
Meters
0 150 300
Feet
N

US★GOLD

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 24)

April 06, 2010

NW
Surface
SE
300
Elev
300
Elev
Mineralization open to the Northwest
2.8 opt Ag / 70.2 ft
(97.6 gpt / 21.4 m)
8.0 opt Ag / 75.6 ft
(273.8 gpt / 23.1 m)
Mineralization open to the Southeast
GAX-053
5.1 opt Ag / 72.7 ft
(174.2 gpt / 22.2 m)
3.1 opt Ag / 27.9 ft
(107.4 gpt / 8.5 m)
200
Elev
200
Elev
GAX-051
GAX-121
GAX-055
GAX-032
GAX-100
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
April 6, 2010
GAX-032 = Drill Hole ID
165 ft
50 m

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 18)

April 06, 2010

SE
NW
Surface
New Parallel Zone?
21.1 opt Ag / 26.6 ft
(725.1 gpt / 8.1 m)
300
Elev
300
Elev
GAX-093
GAX-014
Main Zone Extention
47.3 opt Ag / 5.4 ft
(1,620.2 gpt / 1.7m)
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
April 6, 2010
GAX-004 = Drill Hole ID
GAX-013
GAX-004
Mineralization
open to the
Southeast
200
Elev
GAX-088
GAX-089
GAX-103
GAX-070
GAX-020
165 ft
50 m